                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss1350),
the  undersigned,  Joseph V.  Roberts,  Chief  Executive  Officer  of  Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 of the
Company (the "Report") fully complies with the requirements of section 13 (a) or
15 (d) of the Securities Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                            /s/ Joseph V. Roberts
                                            ------------------------------
                                            Joseph V. Roberts
                                            Chief Executive Officer

        February 14, 2004